SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2006

AHPC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-17458	73-1326131
(Commission File Number)	(I.R.S. Employer I.D. Number)

80 Internationale Boulevard, Unit A Glendale Heights, Illinois	60139
(Address of Principal Executive Offices)	(Zip Code)

630-407-0242
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
 Exchange Act (17 CFR 240.14d-2(b))

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02       Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 11, 2006, the Chief Executive Officer and the Chief Financial Officer of AHPC Holdings, Inc. (the "Company"), as authorized by the Company's Board of Directors, concluded that the Company's financial statements for the fiscal year ended June 30, 2004 should no longer be relied upon because of an error (which is described below in greater detail) in preparing such financial statements.

The Company and its independent auditor are in the process of completing their review work in connection with amending the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005 (the "2005 Annual Report") to correct the error. The amendment to the 2005 Annual Report will restate the Company's consolidated financial statements for the fiscal years ended June 30, 2005 and 2004 and amend certain related disclosures. The restatement of the consolidated financial statements is related to the correction of an error in the recording of the transaction governed by the Stock Redemption and Exchange Agreement the Company entered into with WRP Asia Pacific Sdn Bhd ("WRP Asia"), pursuant to which the Company redeemed all of WRP Asia's shareholdings in the Company, consisting of 417,513 shares of Class A Common Stock and 833,333 shares of common stock. The effect of the loss incurred by the Company on this Ttransaction of $174,361 was reported incorrectly as a reduction in the Company's paid-in-capital. The loss on the transaction should have been reported through the Company's statement of operations and reported as a loss of disposition of assets loss in the consolidated condensed financial statements for the fiscal year ended June 30, 2004 that were previously reported in our Annual Reports on Form 10-K for the fiscal years 2005 and 2004, and the Company will also restate its consolidated condensed financial statements for the first three quarters of fiscal year 2005 that were previously reported in its quarterly reports on Form 10-Q, and the consolidated financial statements for the fiscal year 2005 that were reported in its 2005 Annual Report, all as previously filed with the Securities and Exchange Commission.

The officers of the Company have discussed the matters disclosed in this report with its current and former independent registered public accounting firm.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2006	AHPC HOLDINGS, INC. BY /s/ Deborah J. Bills Deborah J. Bills, Chief Financial Officer and Secretary

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